UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Equity Incentive Plan

As noted below under Item 5.07, at the Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Walker & Dunlop, Inc. (the “Company”) held on May 14, 2020, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company, approved the adoption of the Walker & Dunlop, Inc. 2020 Equity Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors, subject to the approval by stockholders. The Plan, among other things, reserves an additional 2,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for issuance in the form of equity-based awards to employees, non-employee directors, consultants and advisors.

A more detailed description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2020 (the “Proxy Statement”). The foregoing and the summary of the Plan in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, included as Exhibit 10.1 and incorporated by reference herein.

Executive Officer Employment Agreements

On May 14, 2020, the Company entered into new employment agreements (each an “Executive Employment Agreement”) with William M. Walker, Stephen P. Theobald, Howard W. Smith, III and Richard M. Lucas (each an “Executive”). Each Executive Employment Agreement is substantially the same as the Executive’s prior employment agreement with the Company and clarifies that all time based equity awards will vest in the event of certain involuntary terminations.

The description of the Executive Employment Agreements is qualified in its entirety by reference to the full text of the form of Executive Employment Agreement, a copy of which is filed herewith as Exhibit 10.2.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2020, the Company held its 2020 Annual Meeting. There were 31,059,464 shares of Common Stock outstanding and eligible to vote at the 2020 Annual Meeting. The following are the matters voted upon at the 2020 Annual Meeting and the final results of the votes on such matters:

1.  Election of directors for a one-year term expiring at the 2021 Annual Meeting of Stockholders:

			Broker
	Votes For	Votes Withheld	Non-votes
Alan J. Bowers	24,152,915	1,484,519	2,113,050
Ellen D. Levy	24,368,500	1,268,934	2,113,050
Michael D. Malone	25,550,024	87,410	2,113,050
John Rice	24,018,513	1,618,921	2,113,050
Dana L. Schmaltz	24,199,058	1,438,376	2,113,050
Howard W. Smith, III	25,561,033	76,401	2,113,050
William M. Walker	24,886,667	750,767	2,113,050
Michael J. Warren	25,625,113	12,321	2,113,050

2.   Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-votes
27,419,921	293,462	37,101	—

3.  Advisory resolution to approve executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-votes
25,234,718	364,268	38,448	2,113,050

4.  Approval of the adoption of the Company’s 2020 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
18,373,177	7,224,689	39,568	2,113,050

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Walker & Dunlop, Inc. 2020 Equity Incentive Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 27, 2020).

10.2	Form of Executive Employment Agreement.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 * Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC. (Registrant)

Date: May 18, 2020	By:	/s/ Richard M. Lucas
		Name:	Richard M. Lucas
		Title:	Executive Vice President, General Counsel & Secretary